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                                                                     Exhibit 5.1

                        CONSENT OF INDEPENDENT AUDITORS

To the Sponsor, Trustee and Unit Holders of
 Tax Exempt Securities Trust, National Trust 273, New Jersey Trust 151, New York Trust 196 and Pennsylvania Trust 117:

  We consent to the use of our report dated July 19, 2001, included herein and to the reference to our firm under the heading "Auditors" in the Prospectus.

                                             /S/ KPMG LLP


New York, New York
July 19, 2001